Exhibit 10.4

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 8, 2021, is made and entered into by and among PAR Technology Corporation, a Delaware corporation (the “Company”), and the investors listed on the Schedule of Investors attached hereto as Schedule 1 (each, an “Investor” and collectively, the “Investors”).

WHEREAS, pursuant to the Securities Purchase Agreement by and among the Company and each of the Investors, dated as of April 8, 2021 (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell, at the Closing, to the Investors 73,530 shares of the Company’s common stock, par value $0.02 per share (the “Common Stock”);

WHEREAS, pursuant to the Common Stock Purchase Warrant (the “Warrant”) between the Company and PAR Act III, LLC, dated as of the date hereof (the “Warrant”), the Investors have agreed, upon the terms and subject to the conditions of the Warrant, at any time and from time to time on or prior to the close of business on April 8, 2026 but not thereafter, to subscribe for and purchase from the Company, up to 500,000 shares of the Common Stock (as subject to adjustment under the Warrant and together with any other capital stock of the Company then purchasable upon exercise of the Warrant in accordance with the terms of the Warrant, the “Warrant Shares”);

WHEREAS, in accordance with the terms of the Purchase Agreement, the Company has agreed to provide Investors certain registration rights under the Securities Act of 1933 (the “1933 Act”), and the rules and regulations thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained in this Agreement, and intending to be legally bound by this Agreement, the Company and the Investors agree as follows:

1.         Definitions.  Capitalized terms used and not otherwise defined in this Agreement that are defined in the Purchase Agreement shall have the respective meanings ascribed to such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“1933 Act” shall have the meaning set forth in the recitals of this Agreement.

“1934 Act” means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder.

“Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 under the 1933 Act.

“Business Day” means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York, New York generally are authorized or obligated by law, regulation or executive order to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the recitals of this Agreement.

“Company” shall have the meaning set forth in the recitals of this Agreement.

“Effectiveness Deadline” means, with respect to any registration statement required to be filed to cover the resale by the Investors of the Registrable Securities pursuant to Section 2, (a) the date such registration statement is filed, if the Company is a WKSI as of such date and such registration statement is an Automatic Shelf Registration Statement eligible to become immediately effective upon filing pursuant to Rule 462 under the 1933 Act; or (b) if the Company is not a WKSI as of the date such registration statement is filed, the one hundred and twentieth (120th) day after the date of this Agreement.  If applicable, the Effectiveness Deadline with respect to the Prospectus Supplement shall be the date the Prospectus Supplement is filed.

“Effectiveness Period” shall have the meaning set forth in Section 2(c).

“Electing Investors” means, with respect to a registration, each of the Investors that has Registrable Securities directly owned by such Investor included in such registration in accordance with Sections 2 or 6, as the case may be, as communicated in writing to the Company in accordance with Sections 2(a) or 6(a), as applicable.

“Excess Warrant Shares” shall have the meaning set forth in the Warrant.

“Existing Shelf Registration Statement” means the Company’s Registration Statement on Form S-3 (File No. 333-249142), which became effective on September 30, 2020.

“Filing Deadline” means, with respect to the Prospectus Supplement or any registration statement required to be filed to cover the resale by Investors of Registrable Securities pursuant to Section 2, thirty (30) calendar days following the date of this Agreement; provided that, to the extent that the Company has not been provided the information regarding the Investors and their Registrable Securities in accordance with Section 13 at least two (2) Business Days prior to the Filing Deadline, then the such Filing Deadline shall be extended to the second (2nd) Business Day following the date on which such information is provided to the Company.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Freely Tradeable” means, with respect to any security, a security that is eligible to be sold by the holder thereof without any volume or manner of sale restrictions pursuant to Rule 144.

“Indemnified Party” shall have the meaning set forth in Section 12(c).

“Indemnifying Party” shall have the meaning set forth in Section 12(c).

“Investor Indemnitee” shall have the meaning set forth in Section 12(a).

“Investors” shall have the meaning set forth in the preamble of this Agreement.

“Moving Party” shall have the meaning set forth in Section 15(d).

“Other Securities” shall have the meaning set forth in Section 6(a).

“Piggyback Notice” shall have the meaning set forth in Section 6(a).

“Piggyback Registration” shall have the meaning set forth in Section 6(a).

“prospectus” means the prospectus included in a registration statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the 1933 Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments.

“Prospectus Supplement” means a prospectus supplement to the Existing Shelf Registration Statement that registers the resale of the Registrable Securities hereunder.

“Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the 1933 Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement by the Commission.

“Registrable Securities” means, as of any date of determination, (a) any Common Stock issued to the Investors pursuant to the Purchase Agreement (whether or not subsequently transferred to any other Person), (b) the Warrant Shares other than Excess Warrant Shares, (c) subject to receipt of the Required Stockholder Approval (as defined in the Warrant), the Excess Warrant Shares (in each case of (b) and (c), whether or not such Warrant or any Warrant Shares are subsequently assigned or transferred to any other Person) and (d) any securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend, stock split, recapitalization or other distribution with respect to, or in exchange for, or in replacement of, the securities referenced in clauses (a), (b) and (c) above; provided that the term “Registrable Securities” shall exclude in all cases any securities that are sold pursuant to an effective registration statement under the 1933 Act or in compliance with Rule 144.

“Registration Expenses” means, with respect to any registration: (a) all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses; (b) all reasonable fees and expenses related to any registration of Registrable Securities by the Electing Investors (including the fees and disbursements of one legal counsel (and only one legal counsel) to the Electing Investors); and (c) all expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration; provided that Registration Expenses shall not include any Selling Expenses.

“registration statement” means any registration statement that is required to register the resale of the Registrable Securities under this Agreement, including the related prospectus and any pre- and post-effective amendments and supplements to each such registration statement or prospectus.

“Resale Shelf Registration” shall have the meaning set forth in Section 2(a).

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2(a).

“Rule 144” shall have the meaning set forth in Section 14.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes, if any, applicable to the sale of Registrable Securities by the Electing Investors and all related fees and expenses of any counsel to the Electing Investors (other than such fees and expenses included in Registration Expenses).

“Shelf Offering” shall have the meaning set forth in Section 5.

“Shelf Registration” means the Resale Shelf Registration (as defined in Section 2(a)) or a Subsequent Shelf Registration (as defined in Section 2(d)), as applicable.

“Shelf Registration Statement” means the Resale Shelf Registration Statements or a Subsequent Shelf Registration Statement, as applicable.

“Subsequent Shelf Registration” shall have the meaning set forth in Section 2(d).

“Subsequent Shelf Registration Statement” shall have the meaning set forth in Section 2(d).

“Suspension Period” shall have the meaning set forth in Section 4.

“Take-Down Notice” shall have the meaning set forth in Section 5.

“TRowe” shall mean those certain funds and accounts advised by T. Rowe Price Associates, Inc., acting as investment adviser.

“TRowe Demand Registration” shall have the meaning set forth in Section 6(a).

“TRowe Registration Rights Agreement” shall mean the Registration Rights Agreement between the Company and TRowe, dated as of the date hereof.

“Underwriter Cutback” shall have the meaning set forth in Section 6(b).

“Underwritten Offering” shall have the meaning set forth in Section 3(a).

“Underwritten Offering Notice” shall have the meaning set forth in Section 3(a).

“Warrant” shall have the meaning set forth in the recitals of this Agreement.

“Warrant Shares” shall have the meaning set forth in the recitals of this Agreement.

“WKSI” means a “well known seasoned issuer” as defined in Rule 405 under the 1933 Act.

2.           Registration.

(a)        Subject to the terms and conditions of this Agreement and to the extent permitted by applicable law, the Company shall file, as promptly as reasonably practicable, but no later than the Filing Deadline, (i) the Prospectus Supplement, if the Company determines that registration through a Prospectus Supplement is appropriate in light of the Company’s status as a WKSI, or (ii) a registration statement under the 1933 Act covering the sale or distribution from time to time by the Investors, on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act of all the Registrable Securities and shall provide for the registration of such Registrable Securities for resale by such Investors in accordance with any reasonable method of distribution elected by the Investors (such registration, a “Resale Shelf Registration”).  The registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form for such purposes) (the “Resale Shelf Registration Statement”), and if the Company is a WKSI as of the filing date and determines not to file a Prospectus Supplement as provided in (a)(i) above, the Resale Shelf Registration Statement shall be an Automatic Shelf Registration Statement.  If the Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Deadline.

(b)         Subject to the terms and conditions of this Agreement and to the extent permitted by applicable law, if applicable, upon receipt of the Required Stockholder Approval (as defined in the Warrant), the Company shall file, as promptly as reasonably practicable, and in any case, no later than thirty (30) calendar days following the date the Required Stockholder Approval is received, an amendment or supplement to the initial Resale Shelf Registration Statement or a new resale shelf registration statement covering those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement (the “Additional Resale Shelf Registration Statement” and, together with the Resale Shelf Registration Statement, the “Resale Shelf Registration Statements”). If the Additional Resale Shelf Registration Statement is not an Automatic Shelf Registration Statement, then the Company shall use its reasonable best efforts to cause such Additional Resale Shelf Registration Statement to be declared effective by the Commission as promptly as practicable after the filing thereof, but in any event prior to the Effectiveness Deadline.

(c)         Once declared effective, the Company shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statements to be continuously effective and usable until such time as there are no longer any Registrable Securities or at such time as all of the Registrable Securities are Freely Tradeable (the “Effectiveness Period”).

(d)        If any Shelf Registration ceases to be effective under the 1933 Act for any reason at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to promptly cause such Shelf Registration to again become effective under the 1933 Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration), and in any event shall, promptly amend such Shelf Registration in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration or file an additional registration statement (a “Subsequent Shelf Registration Statement,” and such registration, a “Subsequent Shelf Registration”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the 1933 Act registering the resale from time to time by the Investors of all securities that are Registrable Securities as of the time of such filing.  If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the 1933 Act as promptly as is reasonably practicable after such filing, but in no event later than the date that is ninety (90) days after such Subsequent Shelf Registration is filed and (ii) keep such Subsequent Shelf Registration (or another Subsequent Shelf Registration) continuously effective until the end of the Effectiveness Period.  Any such Subsequent Shelf Registration shall be a registration statement on Form S-3 to the extent that the Company is eligible to use such form, and if the Company is a WKSI as of the filing date, such registration statement shall be an Automatic Shelf Registration Statement.  Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by such Investors in accordance with any reasonable method of distribution elected by the Investors.

(e)          The Company shall supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration if required by the 1933 Act or as reasonably requested by the Investors covered by such Shelf Registration.

(f)          If a Person becomes an Investor of Registrable Securities after a Shelf Registration becomes effective under the 1933 Act, the Company shall, as promptly as is reasonably practicable following delivery of written notice to the Company of such Person becoming an Investor and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration:

(i)         if required and permitted by applicable law, file with the Commission a supplement to the related prospectus or a post-effective amendment to the Shelf Registration so that such Investor is named as a selling securityholder in the Shelf Registration and the related prospectus in such a manner as to permit such Investor to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(ii)         if, pursuant to Section 2(f)(i), the Company shall have filed a post-effective amendment to the Shelf Registration that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the 1933 Act as promptly as is reasonably practicable, but in any event by the date that is ninety (90) days after the date such post-effective amendment is required by Section 2(f)(i) to be filed; and

(iii)      notify such Investor as promptly as is reasonably practicable after the effectiveness under the 1933 Act of any post-effective amendment filed pursuant to Section 2(f)(i).

3.           Underwritten Offering.

(a)         If the Electing Investors intend to distribute the Registrable Securities by means of an underwriting (the “Underwritten Offering”), the Electing Investors shall, after the Resale Shelf Registration Statement becomes effective, so advise the Company by delivering a written notice to the Company (the “Underwritten Offering Notice”) specifying some or all of the Registrable Securities to be subject to the Underwritten Offering; provided, however, the Investors may not, without the Company’s prior written consent, launch more than one (1) Underwritten Offering within any three hundred sixty-five (365) day period.  The Electing Investors shall have the right to appoint the book-running, managing and other underwriter(s) in consultation with the Company.

(b)         The Company shall not include in any Underwritten Offering pursuant to this Section 3 any securities that are not Registrable Securities without the prior written consent of the Investors.  If the managing underwriter or underwriters advise the Company and the Investors in writing that, in its or their good faith opinion, the total number of Registrable Securities requested to be so included (and, if permitted hereunder, other securities requested to be included in such offering), exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) that in the good faith opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) shall be allocated for inclusion as follows:  (i) first, the Registrable Securities of the Investors that have requested to participate in such Underwritten Offering, allocated pro rata among such Investors on the basis of the percentage of the Registrable Securities requested to be included in such offering by such Investors; and (ii) second, and only if all the securities referred to in clause (i) have been included, any other securities of the Company that have been requested to be so included.

4.          Suspension.  Notwithstanding anything to the contrary in this Agreement, upon notice to the Investors, the Company may delay, on one (1) occasion in any one hundred eighty (180) day period, the Filing Deadline and/or the Effectiveness Deadline with respect to, or suspend the effectiveness or availability of any registration statement for up to sixty (60) days in the aggregate in any twelve (12)-month period (a “Suspension Period”) if the Board determines in good faith that there is a valid business purpose for suspension of such registration statement; provided that (a) any suspension of a registration statement pursuant to Section 9 shall be treated as a Suspension Period for purposes of calculating the maximum number of days of any Suspension Period under this Section 4, (b) the Company shall be actively employing in good faith all reasonable best efforts to launch a registered offering pursuant to this Agreement through such Suspension Period and (c) the Investors are afforded the opportunity to include the Registrable Securities in a registered offering in accordance with Section 6.  The Company shall deliver to the Investors a certificate signed by an executive officer certifying that such Suspension Period is for a valid business purpose determined by the Board in good faith and such certificate shall contain a statement of the reasons for such Suspension Period and an approximation of the anticipated length of such Suspension Period (provided such notice shall not contain material, non-public information about the Company). If the Company defers any registration of Registrable Securities pursuant to Section 2 or in response to an Underwritten Offering Notice or requires the Investors to suspend any Underwritten Offering, the Investors shall be entitled to withdraw such demand for registration or Underwritten Offering Notice, as applicable, and if it does so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 3.  The parties hereto agree and acknowledge that (i) none of the Investors or any of their respective Affiliates or transferees shall be restricted from trading or otherwise transferring any of the Registrable Securities with respect to which a registration statement is effective and (ii) nothing in any existing agreements or any other arrangements involving the Company and any of the Investors or any of their respective Affiliates (contractual or otherwise) shall be construed as limiting any of the Investors’ or any of their respective Affiliates’ or transferees’ ability to trade or otherwise transfer any of the Registrable Securities with respect to which a registration statement is effective.

5.           Take-Down Notice.  Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if an Investor delivers a notice to the Company (a “Take-Down Notice”) stating that it intends to effect a sale or distribution of all or part of its Registrable Securities included by it on any Shelf Registration Statement that requires an amendment or supplement to the Shelf Registration Statement (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in such Shelf Offering, then the Company shall amend or supplement the Shelf Registration Statement as may be necessary, subject to the other applicable provisions of this Agreement, in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering.

6.           Piggyback Registration.

(a)          Subject to the terms and conditions of this Agreement, if at any time the Company files a registration statement under the 1933 Act with respect to an offering of Common Stock or other equity securities of the Company (such Common Stock and other equity securities collectively, “Other Securities”), including, for the avoidance of doubt, any registration statement filed in response to TRowe’s demand for a Underwritten Offering pursuant to Section 3 of the TRowe Registration Rights Agreement (“TRowe Demand Registration”), and whether or not for sale for its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms, (ii) the Form S-3 registration statement to be filed pursuant to the Prism Merger Agreement or (iii) filed solely in connection with any employee benefit or dividend reinvestment plan), then the Company shall promptly give written notice of such filing to the Investors, which notice shall be given, to the extent reasonably practicable, no later than ten (10) Business Days before the anticipated filing or launch date (except in the case of an offering that is an “overnight offering,” in which case such notice must be given no later than one (1) Business Day prior to the filing or launch date) (the “Piggyback Notice”).  The Piggyback Notice and the contents thereof shall be kept confidential by the Investors and their respective Affiliates and representatives, and the Investors shall be responsible for breaches of confidentiality by their respective Affiliates and representatives in their capacity as such.  The Piggyback Notice shall offer each Investor the opportunity to include in such registration statement, subject to the terms and conditions of this Agreement, the number of Registrable Securities as such Investor may reasonably request (a “Piggyback Registration”).  Subject to the terms and conditions of this Agreement, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received from an Electing Investor a written request for inclusion therein within five (5) Business Days following receipt of any Piggyback Notice by such Electing Investor (but in any event not later than one (1) Business Day prior to the filing date of a Piggyback Registration and, except in the case of an offering that is an “overnight offering,” not later than one (1) Business Day following receipt of such notice), which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Electing Investor and the intended method of distribution.  For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, the Company may not commence or permit the commencement of any sale of Other Securities in a public offering to which this Section 6 applies unless the Electing Investors shall have received the Piggyback Notice in respect to such public offering not less than ten (10) Business Days prior to the commencement of such sale of Other Securities (except in the case of an offering that is an “overnight offering,” in which case such notice must be given no later than one (1) Business Day prior to the filing or launch date).  Except in the case of an offering that is an “overnight offering,” the Electing Investors shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time at least two (2) Business Days prior to the effective date of the registration statement relating to such Piggyback Registration.

(b)          If any Other Securities are to be sold in an underwritten offering, (i) the Company or other Persons designated by the Company shall have the right to appoint the book-running, managing and other underwriter(s) for such offering in their discretion and (ii) to the extent such Other Securities are of the same class as the Registrable Securities, the Electing Investors shall be permitted to include all Registrable Securities requested to be included in such registration in such underwritten offering on the same terms and conditions as such Other Securities proposed by the Company or any third party to be included in such offering; provided, however, that if such offering involves an underwritten offering and the managing underwriter(s) of such underwritten offering advise the Company in writing that it is their good faith opinion that the total amount of Registrable Securities requested to be so included, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering (an “Underwriter Cutback”), exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the good faith opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (A) first, all Other Securities being sold by the Company for its own account; (B) second, and only if all the securities referred to in clause (A) have been included, all Registrable Securities requested to be included in such registration by the Electing Investors, pro rata, based on the number of Registrable Securities beneficially owned by such Electing Investors; and (C) third, and only if all the securities referred to in clause (B) have been included, all Other Securities of any holders thereof (other than the Company and the Electing Investors) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities; provided, however that in the event of a Piggyback Registration in connection with a TRowe Demand Registration, such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows: (w) first, all Registrable Securities requested to be included in such registration by TRowe; (x) second, and only if all the securities referred to in clause (w) have been included, all Registrable Securities requested to be included in such registration by the Electing Investor; (y) third, and only if all the securities referred to in clause (x) have been included, Other Securities being sold by the Company for its own account; and (z) fourth, and only if all the securities referred to in clause (y) have been included, all Other Securities of any holders thereof (other than the Electing Investors and the Company) requesting inclusion in such registration, pro rata, based on the number of Other Securities beneficially owned by each such holder of Other Securities.

7.           Expenses of Registration.  Except as specifically provided for in this Agreement, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registration hereunder shall be borne by the Electing Investors in proportion to the number of Registrable Securities for which registration was requested.

8.           Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities pursuant to Sections 2, 3 or 6 of this Agreement, the Company shall, as promptly as reasonably practicable:

(a)          Prepare and file with the Commission a registration statement (including all required exhibits to such registration statement) with respect to such Registrable Securities and use reasonable best efforts to cause such registration statement to become effective, or prepare and file with the Commission a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement and keep such registration statement effective or such prospectus supplement current, in each case for the period of the distribution contemplated thereby, in accordance with the applicable provisions of this Agreement;

(b)          Prepare and file with the Commission such amendments, including post-effective amendments, and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement (including to permit the intended method of distribution thereof) and as may be necessary to keep the registration statement continuously effective for the period set forth in this Agreement;

(c)         To the extent reasonably practicable, not less than five (5) Business Days prior to the filing of a registration statement or any related prospectus or any amendment or supplement thereto, the Company shall furnish to the Electing Investors and to their legal counsel copies of all such documents proposed to be filed and give reasonable consideration to the inclusion in such documents of any comments reasonably and timely made by the Electing Investors or their legal counsel; provided that the Company shall include in such documents any such comments that are necessary to correct any material misstatement or omission regarding an Electing Investor;

(d)         Furnish to the Electing Investors and to their legal counsel such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits but not documents incorporated by reference) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Electing Investors may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Electing Investors.  The Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Electing Investors in accordance with applicable laws and regulations in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

(e)         Use its reasonable best efforts to register and qualify the Registrable Securities covered by a registration statement contemplated by this Agreement under blue sky or such other securities laws of such jurisdictions as shall be reasonably requested by the Electing Investors and to keep such registration or qualification in effect for so long as such registration statement remains in effect; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(f)        Make available for inspection by the Electing Investors, any underwriter(s) participating in a disposition of Registrable Securities and any counsel or accountants retained by the Electing Investors or underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as is reasonable and customary, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information and participate in customary due diligence sessions, in each case reasonably requested by any such representative, underwriter(s), counsel or accountant in connection with a customary due diligence review; provided that (i) any party receiving confidential materials shall execute a confidentiality agreement on customary terms if reasonably requested by the Company and (ii) the Company may in its reasonable discretion restrict access to competitively sensitive or legally privileged documents or information;

(g)        Enter into customary agreements and take such other actions as are reasonably required in order to facilitate the disposition of Registrable Securities, including, if the method of distribution of Registrable Securities is by means of an underwritten offering, using commercially reasonable efforts to (i) cause the chief executive officer and chief financial officer to be available at reasonable dates and times to participate in “road show” presentations and/or investor conference calls to market the Registrable Securities during normal business hours, on reasonable advance notice and without undue burden or hardship on the Company; provided that the aggregate number of days of “road show” presentations in connection with an underwritten offering of Registrable Securities for each registration pursuant to a demand made under Section 3 shall not exceed three (3) Business Days; and (ii) negotiate and execute an underwriting agreement in customary form with the managing underwriter(s) of such offering and such other documents reasonably required under the terms of such underwriting arrangements, including using reasonable best efforts to procure a customary legal opinion and customary auditor comfort letters.  The Electing Investors shall also enter into and perform their obligations under such underwriting agreement;

(h)         If such securities are being sold through underwriters, use reasonable best efforts to (i) furnish, on the date that such Registrable Securities are delivered to the underwriters, an opinion, dated as of such date, of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and a “negative assurance letter,” dated as of such date, of the legal counsel representing the Company for purposes of such registration, in form and substance as is customarily given to underwriters and (ii) furnish, on the date of the underwriting agreement and on the date that the Registrable Securities are delivered to the underwriters, a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(i)           Use reasonable best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(j)           Give notice to the Electing Investors as promptly as reasonably practicable:

(i)        when any registration statement filed pursuant to Sections 2 or 3 or in which Registrable Securities are included pursuant to Section 6 or any amendment to such registration statement has been filed with the Commission and when such registration statement or any post-effective amendment to such registration statement has become effective;

(ii)       when the prospectus or any prospectus supplement has been filed and, with respect to such registration statement, when the same has become effective;

(iii)      of any request by the Commission or other federal or state governmental authority for additional information regarding, or amendments or supplements to, any registration statement (or any information incorporated by reference in, or exhibits to, such registration statement) filed pursuant to Sections 2 or 3 or in which Registrable Securities are included pursuant to Section 6 or the prospectus (including information incorporated by reference in such prospectus) included in such registration statement;

(iv)        of the issuance by the Commission of any stop order suspending the effectiveness of any registration statement filed pursuant to Sections 2 or 3 or in which Registrable Securities are included pursuant to Section 6 or the initiation of any proceedings for that purpose;

(v)         if at any time the Company has reason to believe that the representations and warranties of the Company or any of its subsidiaries contained in any agreement (including any underwriting agreement contemplated by Section 8(g) above) relating to the disposition of Registrable Securities cease to be true and correct;

(vi)        of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(vii)      at any time when a prospectus relating to any such registration statement is required to be delivered under the 1933 Act, of the happening of any event as a result of which such prospectus (including any material incorporated by reference or deemed to be incorporated by reference in such prospectus), as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which event requires the Company to make changes in such effective registration statement and prospectus in order to make the statements therein or incorporated by reference therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made and shall not contain any material, non-public information about the Company);

(k)         Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 8(j)(iv) at the earliest practicable time;

(l)          Cooperate with the Electing Investors and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(m)        Upon the occurrence of any event contemplated by Section 8(j)(vii), reasonably promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Electing Investors, the prospectus will not contain (or incorporate by reference) an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Electing Investors in accordance with Section 8(j)(vii) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Electing Investors shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in the Electing Investors’ possession, and the period of effectiveness of such registration statement provided for in Section 8(a) above shall be extended by the number of days from and including the date of the giving of such notice to the date the Electing Investors shall have received such amended or supplemented prospectus pursuant to this Section 8(m); and

(n)         Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including, if applicable, the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Electing Investors or the managing underwriter(s).  In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall, promptly after the effectiveness of the registration statement, cause an opinion of counsel as to the effectiveness of the registration statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the registration statement.

9.           Suspension of Sales. Upon receipt of written notice from the Company pursuant to Section 8(j)(vii), the Electing Investors shall immediately discontinue disposition of Registrable Securities until they (i) have received copies of a supplemented or amended prospectus or prospectus supplement pursuant to Section 8(m) or (ii) are advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Electing Investors shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Electing Investors’ possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

10.        Limitation on Subsequent Registration Rights.  From and after the date hereof, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that conflict with the rights granted to the Investors herein without the prior written consent of the Investors holding a majority of the Registrable Securities.  It is agreed that the granting of pro rata registration rights to any other investor in the Company shall not be considered to conflict with the rights granted to the Investors herein.

11.         Free Writing Prospectuses.  The Electing Investors shall not use any free writing prospectus (as defined in Rule 405 under the 1933 Act) in connection with the sale of Registrable Securities without the prior written consent of the Company; provided that the Electing Investors may use any free writing prospectus prepared and distributed by the Company.

12.          Indemnification.

(a)        Notwithstanding any termination of this Agreement, the Company shall indemnify and hold harmless each of the Electing Investors and each of their respective current and former officers, directors, employees, agents, partners, members, stockholders, representatives and Affiliates, and each Person or entity, if any, that controls the Electing Investors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the officers, directors, employees, agents and employees of each such controlling Person, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the 1933 Act (each, an “Investor Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained or incorporated by reference in any registration statement, prospectus, preliminary prospectus or final prospectus contained therein, offering circular or other document, or any amendment or supplement thereto, or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the 1933 Act) prepared by the Company or authorized by it in writing for use by the Investors or any amendment or supplement thereto; any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or any violation by the Company of any rule or regulation promulgated under the 1933 Act, the 1934 Act or state securities laws applicable to the Company in connection with any such registration, and the Company will reimburse each of the Investor Indemnitees for any reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred; provided that the Company shall not be liable to such Investor Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein, offering circular or other document, or any such amendments or supplements thereto or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the 1933 Act) prepared by the Company or authorized by it in writing for use by the Investors or any amendment or supplement thereto, in reliance upon and in conformity with information regarding such Investor Indemnitee or its plan of distribution or ownership interests which such Investor Indemnitee furnished in writing to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein, offering circular or other document, or any such amendments or supplements thereto, (ii) offers or sales effected by or on behalf of such Investor Indemnitee “by means of” (as defined in Rule 159A under the 1933 Act) a “free writing prospectus” (as defined in Rule 405 under the 1933 Act) that was not authorized in writing by the Company, or (iii) the failure to deliver or make available to a purchaser of Registrable Securities a copy of any preliminary prospectus, pricing information or final prospectus contained in the applicable registration statement or any amendments or supplements thereto (to the extent the same is required by applicable law to be delivered or made available to such purchaser at the time of sale of contract); provided that the Company shall have delivered to each Electing Investor such preliminary prospectus or final prospectus contained in the applicable registration statement and any amendments or supplements thereto pursuant to Section 8(d) no later than the time of contract of sale in accordance with Rule 159 under the 1933 Act.

(b)        Each Electing Investor shall, severally and not jointly, indemnify and hold harmless the Company and its officers, directors, employees, agents, representatives and Affiliates, each underwriter, if any, of the Company’s securities covered by such a registration, each Person who controls the Company or such underwriter within the meaning of Section 15 of the 1933 Act, and each other Electing Investor and each of such other Electing Investor’s officers, directors, partners and members and each Person controlling such other Electing Investor within the meaning of Section 15 of the 1933 Act, against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, or contained in any “issuer free writing prospectus” (as such term is defined in Rule 433 under the 1933 Act), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statements or omissions are based solely upon information regarding such Electing Investor furnished in writing to the Company by such Electing Investor expressly for use therein.  In no event shall the liability of any Electing Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Electing Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)          If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”) with respect to a claim for which indemnity is required under this Agreement, such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense in such proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with such defense; provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Section 12, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense of such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that representation of both such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate because of an actual conflict of interest between the Indemnifying Party and such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to, but only to the extent necessary, one local counsel) at any time for all Indemnified Parties.  The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 12) shall be paid to the Indemnified Party, as incurred, promptly upon receipt of written notice thereof by the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification under this Section 12).

(d)        If the indemnification provided for in Sections 12(a) or 12(b) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to in Sections 12(a) or 12(b), as the case may be, or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, actions, liabilities, costs or expenses, in such proportion as is appropriate to reflect the relative fault of the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, in connection with the statements, omissions or violations which resulted in such losses, claims, damages, actions, liabilities, costs or expenses, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 12(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 12(d).  Notwithstanding the foregoing, in no event shall the liability of any Electing Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Electing Investor upon the sale of the Registrable Securities giving rise to such contribution obligation.  No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from an Indemnifying Party not guilty of such fraudulent misrepresentation.

13.          Agreement to Furnish Information. If requested by the Company or the book-running managing underwriter(s) in an underwritten offering of Common Stock (or other securities of the Company convertible into Common Stock), each Electing Investor shall provide such information regarding itself and its Registrable Securities as may be reasonably required by the Company or such representative of the book-running managing underwriter(s) in connection with the filing of a registration statement and the completion of any public offering of the Registrable Securities pursuant to this Agreement.

14.         Rule 144 Reporting.  With a view to making available to the Investors the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities that are Common Stock to the public without registration, the Company agrees to use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the 1933 Act or any similar or analogous rule promulgated under the 1933 Act, at all times after the effective date of this Agreement (“Rule 144”); (b) file with the Commission, in a timely manner, all reports and other documents required of the Company under the 1934 Act; and (c) so long as the Investors own any Registrable Securities, furnish to such Investors forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the 1934 Act; and (ii) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), a copy of the most recent annual or quarterly report of the Company and such other reports and documents as such Investors may reasonably request in availing themselves of any rule or regulation of the Commission allowing them to sell any such Common Stock without registration.

15.          Miscellaneous.

(a)        Termination of Registration Rights.  The registration rights of any particular Investor granted under this Agreement shall terminate with respect to such Investor upon the date upon which neither the Investor nor any of its Affiliates holds any Registrable Securities.

(b)          Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed in all respects by the internal laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(c)          Jurisdiction; Jury Trial.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 15(h) and as permitted by applicable law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.

(d)         Specific Performance.  Each of the Investors, on the one hand, and the Company, on the other hand, acknowledges and agrees that irreparable injury to the other party hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages).  It is accordingly agreed that the Investors, on the one hand, and the Company, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and the other party hereto will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity.  This Section 15(d) is not the exclusive remedy for any violation of this Agreement.

(e)          Successors and Assigns.  Except as otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, heirs and permitted assigns (including, for the avoidance of doubt, any of the Investors’ Affiliates) of the parties; provided, however, that in the event that any Person acquires or becomes a transferee or assignee of any Registrable Securities, such Person shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be treated as an “Investor” for all purposes under this Agreement and shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of, this Agreement.

(f)          No Third-Party Beneficiaries.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement is intended solely for the benefit of the parties hereto and their respective successors, heirs and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that each Indemnified Party (but only, in the case of an Investor Indemnitee, if such Investor Indemnitee has complied with the requirements of Section 12(c), including the first proviso of Section 12(c)) shall be entitled to the rights, remedies and obligations provided to an Indemnified Party under Section 12, and each such Indemnified Party shall have standing as a third-party beneficiary under Section 12 to enforce such rights, remedies and obligations.

(g)          Entire Agreement.  This Agreement and the other Transaction Documents supersede all other prior or contemporaneous agreements and understandings, both written and oral, between the Investors, the Company, their Affiliates and Persons acting on their behalf with respect to the subject matter hereof and thereof, and this Agreement, the other Transaction Documents, and the instruments referenced herein and therein constitute the full and entire agreement and understanding of the parties with respect to the subject matters hereof and thereof and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to any such matters.

(h)          Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed to be delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail; or (iii) one Business Day after deposit with an overnight courier service (provided e-mail notice is sent stating that such communication was sent by overnight courier), in each case properly addressed to the party to receive the same; provided that any electronic mail transmission is promptly confirmed by a responsive electronic communication by the recipient thereof or receipt is otherwise clearly evidenced (excluding out-of-office replies or other automatically generated responses) or is followed up within one Business Day after e-mail by dispatch pursuant to one of the methods described in the foregoing clause (i).  The addresses and e-mail addresses for such communications shall be:

if to the Company:

PAR Technology Corporation
8383 Seneca Turnpike
New Hartford, New York 13413
Attention:	Cathy King
E-mail:	cathy_king@partech.com

with a copy to (for informational purposes only):

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, NY 10166
Attention:	Boris Dolgonos
Eduardo Gallardo
E-mail:	bdolgonos@gibsondunn.com
egallardo@gibsondunn.com

if to the Investors:

PAR Act III, LLC
23 Prescott St.
Brookline, MA 02446
Attention:	Ron Shaich
E-mail:	ronshaich@act3holdings.com

with a copy to (for informational purposes only):

Sullivan & Cromwell LLP
125 Broad St.
New York, NY 10004
Attention:	Audra D. Cohen
Matt B. Goodman
E-mail:	cohena@sullcrom.com
goodmanm@sullcrom.com

or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date, and recipient e-mail address, or (C) given by the recipient where notice was provided by an overnight courier service (provided e-mail notice is sent stating that such communication was sent by overnight courier) shall be rebuttable evidence of personal service, receipt by facsimile or e-mail or receipt from an overnight courier service in accordance with clause (i) or (ii) above, respectively.

(i)          Delays or Omissions.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  All remedies hereunder are cumulative and not exclusive of any other remedies provided by law.

(j)         Expenses.  The Company and the Investors shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except as otherwise provided in Section 7.

(k)        Amendments and Waivers.  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only if such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and the holders of at least a majority of the Registrable Securities then outstanding or, in the case of a waiver, by the party against whom the waiver is to be effective.  Any amendment or waiver effected in accordance with this Section 15(k) shall be binding upon each holder of any Registrable Securities at the time outstanding (including securities convertible into Registrable Securities), each future holder of all such Registrable Securities and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the Investors or holders of Registrable Securities.

(l)          Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf format signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(m)         Severability.  If any provision of this Agreement is prohibited by law or otherwise becomes or is declared by a court of competent jurisdiction to be invalid or unenforceable, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties hereto will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(n)          Headings; Interpretation.  The headings used in this Agreement are used for convenience of reference only and are not to be considered part of, or affect the interpretation of, this Agreement.  When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section or Schedule of this Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules) and not to any particular provision of this Agreement.  Unless otherwise specified in this Agreement, the term “dollars” and the symbol “$” mean U.S. dollars for purposes of this Agreement and all amounts in this Agreement shall be paid in U.S. dollars.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute, rule or regulation defined or referred to in this Agreement means such agreement, instrument or statute, rule or regulation as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes.  Any reference to any section under the 1933 Act or 1934 Act, or any rule promulgated thereunder, shall include any publicly available interpretive releases, policy statements, staff accounting bulletins, staff accounting manuals, staff legal bulletins, staff “no-action,” interpretive and exemptive letters, and staff compliance and disclosure interpretations (including “telephone interpretations”) of such section or rule by the Commission.  Each of the parties hereto has participated in the drafting and negotiation of this Agreement.  If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if it were drafted by each of the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

(o)         Further Assurances.  Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PAR TECHNOLOGY CORPORATION

By:	/s/ Savneet Singh
Name: Savneet Singh
Title: President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PAR ACT III, LLC

By:	/s/ Ronald M. Shaich
Name: Ronald M. Shaich
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

SCHEDULE 1

SCHEDULE OF INVESTORS

PAR Act III, LLC, a Delaware limited liability company